                                                                    Exhibit 99.2


                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                                       AND
                              BANKNORTH GROUP, INC.
                                COMBINE TO FORM:

                              BANKNORTH GROUP, INC.

         THE PREMIER COMMUNITY BANK FRANCHISE IN THE NEW ENGLAND REGION

                                  June 2, 1999

DOMINANT COMMUNITY BANK FRANCHISE


Adds second largest Vermont market share

Fills in central and western Massachusetts

Provides entry to upstate New York

Expands New Hampshire franchise



Franchise Map

DOMINANT COMMUNITY BANK FRANCHISE

                                              PRO FORMA
                       ---------------------------------------------------------

                       DEPOSITS (a)     BRANCHES    MARKET SHARE (a)      RANK

Maine                   $2,797,553         74            22.02%            1

New Hampshire            3,381,251         95            19.48             1

Massachusetts (b)        2,979,404         82             5.95             2

Vermont                  1,519,803         36            20.86             2

New York (b)               925,005         26             3.73             10

Connecticut (b)            236,912          7             0.95             15


(a)  SNL Branch Migration DataSource
(b) Market share and rank are only for counties where pro forma company has a presence

OVERVIEW - CONTINUATION OF A WINNING STRATEGY


CONSISTENT WITH PEOPLES HERITAGE ACQUISITION PHILOSOPHY

Quality organization with leading market position


Perfect expansion for PHBK franchise:
         Vermont markets are similar to Maine, PHBK KNOWS how to bank rural markets

         Upstate New York has many of the same attributes as current PHBK markets and many of the competitors that PHBK has successfully competed with in the past

         Greatly improves PHBK's Western Massachusetts franchise, Now #2 in market share where the pro forma company has a presence

Favorable impact on loan mix, funding, net interest margin and credit quality


Accretive to GAAP and Cash EPS with no revenue enhancements

A GREAT FRANCHISE WITH MARKET POTENTIAL



                                                     MARKET                              2000
                                      ASSETS          CAP          ROA (1)    ROE(1)    P/E(2)
                                      ------          ---          -------    ------    ------
                                             (Dollars in Millions)
PRO FORMA BANKNORTH(3)                $16,933       $2,646          1.23       16.87    10.2x

M&T Bank Corporation                   20,285        4,045          1.33       16.49    14.6x

North Fork Bancorporation, Inc.        11,221        2,912          1.90       24.54    11.8x

Sovereign Bancorp, Inc.                23,188        2,116          0.77       14.29    9.8 x

Valley National Bancorp                 5,706        1,608          1.73       17.17    14.1x

Keystone Financial, Inc.                6,830        1,548          1.21       13.35    14.1x

Hudson United Bancorp                   7,046        1,227          1.46       22.23    11.2x

Commerce Bancorp, Inc.                  5,634        1,106          1.10       18.08    15.5x

Webster Financial Corporation           8,849        1,044          0.92       15.47    11.1x
-----------------------------         -------       ------          ----       -----    ------


MEDIANS(4)                                                          1.27       16.83    12.9X


(1) First quarter 1999 operating
(2) First Call consensus estimates for group, pro forma consensus estimate for Banknorth
(3) Pro forma company, PHBK and BKNG
(4) Excludes Banknorth

TRANSACTION SUMMARY


FIXED EXCHANGE RATIO:                   1.825 PHBK shares for each BKNG share

PRICE PER SHARE:                        $32.85 per BKNG share*

TRANSACTION VALUE:                      $773.2 million

ACCOUNTING / TAX TREATMENT:             Pooling of Interests / Tax Free Exchange

CROSS LOCK-UP OPTION:                   19.9%

WALKAWAY:                               Down 20% absolute and down 20% relative
                                        to the NASDAQ Bank Index

ESTIMATED ONE-TIME MERGER COSTS:        $40.5 million after tax

COMPANY NAME:                           Banknorth Group, Inc.

BOARD OF DIRECTORS:                     Banknorth              6

                                        Peoples Heritage      15




*  Based on PHBK's closing price per share of $18.00 on June 1, 1999

TRANSACTION MULTIPLES


IMPLIED PRICE PER BKNG SHARE:                               $32.85

PREMIUM TO RECENT MARKET PRICE:                              23%

PRICE / STATED 3/31/99 BOOK VALUE PER SHARE:                 235%

PRICE / 1999 FIRST CALL ESTIMATED EARNINGS PER SHARE:        14.6 x

PRICE / 2000 FIRST CALL ESTIMATED EARNINGS PER SHARE:        13.3 x

BKNG OWNERSHIP:                                              28.9%

TRANSACTION TIME TABLE


EXPECTED SHAREHOLDER APPROVAL:                              Q3 - 1999


EXPECTED CLOSING:                                           Q4 - 1999


EXPECTED SYSTEMS CONVERSION:                                Q2 - 2000

TRACK RECORD OF SUCCESSFUL ACQUISITIONS - EPS GROWTH

Operating Earnings Per Share


                     ORIGINALLY REPORTED EARNINGS PER SHARE

1993           1994           1995           1996           1997           1998
----           ----           ----           ----           ----           ----

$0.50          $0.76          $1.03          $1.11          $1.30          $1.40



                           COMPOUND GROWTH RATE: 22.9%

TRACK RECORD OF SUCCESSFUL ACQUISITIONS - IMPROVED PROFITABILITY



Originally Reported Return on Equity



1993           1994           1995           1996           1997           1998
----           ----           ----           ----           ----           ----

7.9%           11.2%          13.7%          15.5%          16.5%          17.1%

PRO FORMA BALANCE SHEET
AS OF 3/31/99

                                 PEOPLES           BANKNORTH         PRO FORMA
                                 HERITAGE          GROUP             COMBINED(1)
                                 --------          ---------         -----------
                                  (Dollars in Thousands, Except Per Share Data)
Total Loans                      $ 7,067,467       $ 2,833,658       $ 9,901,125

Loan Loss Reserve                    110,573            45,658           156,231

Intangible Assets                    121,401            77,835           199,236
-----------------                -----------       -----------       -----------

         Total Assets            $12,594,324       $ 4,338,522       $16,932,846
                                 ===========       ===========       ===========

Total Deposits                   $ 8,217,154       $ 3,573,011       $11,790,165
                                 ===========       ===========       ===========

Shareholders Equity              $   905,178       $   324,465       $ 1,189,143
                                 ===========       ===========       ===========


Shares Outstanding (3/31/99)         104,100            23,205           146,448

Book Value Per Share             $      8.70       $     13.98       $      8.12

Tangible Book Value Per Share    $      7.53       $     10.63       $      6.76



(1) Includes $40.5 million in after tax merger adjustments

DIVERSIFIED LOAN PORTFOLIO
AS OF 3/31/99


                               PEOPLES        BANKNORTH     PRO FORMA     % OF
                               HERITAGE         GROUP       COMBINED      TOTAL
                               --------       ---------     ---------     -----
                                       (Dollars in Thousands)
Residential Real Estate
  Mortgages                   $2,099,833     $1,034,053     $3,133,886     32%

Commercial Real Estate
  Mortgages                    1,647,042        810,634      2,457,676     25%

Commercial Loans               1,197,341        548,498      1,745,839     18%

Consumer Loans and Leases      2,123,251        440,473      2,563,724     26%
-------------------------     ----------     ----------     ----------     ---

       Total Loans            $7,067,467     $2,833,658     $9,901,125
                              ==========     ==========     ==========


AVERAGE YIELD ON LOANS           8.36%          8.60%          8.45%

STRONG DEPOSIT MIX
AS OF 3/31/99


                                PEOPLES        BANKNORTH      PRO FORMA    % OF
                                HERITAGE         GROUP        COMBINED     TOTAL
                                         (Dollars in Thousands)
Demand Deposits                $ 1,209,169     $   471,253    $ 1,680,422   14%

Regular Savings                  1,300,211         346,892      1,647,103   14%

Money Market & NOW Accounts      2,062,179       1,437,679      3,499,858   30%

Certificates of Deposit          3,645,595       1,317,187      4,962,782   42%
-----------------------         ----------      ----------    -----------   ---


          Total Deposits       $ 8,217,154     $ 3,573,011    $11,790,165
                               ===========     ===========    ===========

Borrowed Funds                 $ 3,354,006     $   362,371    $ 3,716,377
                               ===========     ===========    ===========


AVERAGE COST OF INTEREST BEARING LIABILITIES       4.19%     4.07%     4.16%

NET INTEREST MARGIN                                3.86%     4.39%     4.03%

PRO FORMA COMBINED EARNINGS


                                          2000 ESTIMATE(1)            2001 ESTIMATE(1)
                                        --------------------        -------------------
                                        DOLLARS    PER SHARE        DOLLARS   PER SHARE
                                        --------------------        -------------------
                                                     (Dollars in Thousands)
GAAP NET INCOME
---------------

Peoples Heritage                        $190,225     $1.80          $212,674     $2.01

Banknorth                                 58,139     $2.47            63,824     $2.71

After-Tax Cost Savings(2)                 13,339                      28,243
                                        --------                    --------

Pro Forma Operating Earnings            $261,703     $1.76          $304,741     $2.05
                                        ========                    ========

Net GAAP EPS Accretion / Dilution                    -2.2%                        1.9%

---------------------------------------------------------------------------------------

CASH NET INCOME
---------------

Peoples Heritage                        $200,793     $1.90          $223,242     $2.11

Banknorth                                 63,331     $2.69            69,016     $2.93

After-Tax Cost Savings(2)                 13,339                      28,243
                                        --------                    --------

Pro Forma Operating Earnings            $277,463     $1.87          $320,501     $2.16
                                        --------                    --------

Net Cash EPS Accretion / Dilution                    -1.8%                        2.1%


Pro Forma Diluted Shares                 148,638                     148,638


(1) First Call consensus estimates used for 2000, PHBK and BKNG grown at 11.8% and 9.8% respectively for 2001
(2) Cost savings in 2000 will be delayed because system consolidation won't be done until Q2-2000

SUMMARY - TRADITION OF SHAREHOLDER VALUE


     o Creates the premier community bank franchise in the New England region


     o Banknorth is a natural extension to Vermont and New York
          o Similar market economies
          o Comparable customer demographics
          o Compatible management styles

     o Quality organization with proven management team

     o Maintains earnings growth and superior financial performance

NOTE ON FORWARD LOOKING INFORMATION




This presentation contains forward looking information for Peoples Heritage

Financial Group, Inc. and Banknorth Group, Inc. on a stand alone basis and a pro forma combined basis. Actual results may vary materially from the forward looking statements. Factors which could result in material variations from forward looking statements include, but are not limited to: changes in interest rates which could affect net interest margins and net interest income; delays in cost savings measures or a failure to realize anticipated cost savings;

competitive factors which could affect non interest income, cost of deposits,

and interest income; and general economic conditions which could negatively affect the volume of loan originations, the amount of loan losses and levels of non interest income.